35th Annual J.P. Morgan Healthcare Conference January 12, 2017 Exhibit 99.1

2 Safe Harbor Statement and Non-GAAP Financial Measures This presentation contains forward-looking statements, including statements regarding future growth, plans and performance. All forward- looking statements contained in this presentation involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 10, 2016. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC. This presentation includes the following non-GAAP financial measures on a projected basis: Gross Cash Generated and Net Cash Generated from Customer Contracting Activities (only for 2016), Adjusted EBITDA and Free Cash Flow. Please refer to the supplemental information located at the end of this presentation for a reconciliation of these projected non-GAAP financial measures to the most directly comparable projected GAAP financial measures and other important information.

3 The trusted partner to manage client revenue built on strong relationships with the confidence to commit to results Your one revenue partner across payment model, engagement model or settings of care fueled by a values driven organization The first in the market with the most experience, leading performance, one partner to manage all aspects of revenue cycle

# Company Overview

## Comprehensive Provider of Technology-Enabled RCM Services

- **Significant Footprint Under Contract**
  - $65B of gross billings
  - 16.5M patient annual encounters
  - 132 hospital sites/ 17 states
- **Seasoned Human Capital**
  - 5K employees growing to 12K with current contracted business
  - Strong mix of innovation & execution
- **Global Shared Services**
  - Full coverage of all core processes
  - Captive & integrated India operations
  - Higher performance vs. local ops
- **Proprietary Technology**
  - Built for purpose from best in class operations
  - Exception-based & integrated
  - Agnostic to EMR

### New Management Team



**Joe Flanagan – President & CEO**

- Joined June 2013; CEO since Q2'16
- Extensive experience building technology driven, scalable commercial infrastructure in industrial and services sectors



**Chris Ricaurte – CFO & Treasurer**

- Joined August 2013 as SVP of Shared Services; CFO since Q2'16
- 15 years CFO experience in 5 industries alongside CEO



**Experienced Executive Team**

- With new investment and a strong, stable platform, rebuilt Sr. Exec Team in 2016
- Functional competency in scaling combined with deep domain expertise

**Operating Experience Critical to Enabling Growth of Outsourced RCM Offering**

R1 4

5 Investment Highlights RCM market continues to be underdeveloped with high-growth potential Significant investments made since 2013 to strengthen and re-establish leadership position Only pure-play RCM provider with a comprehensive technology- enabled solution Compelling growth story underpinned by strong fundamentals Financial Guidance ($M) 2016 2017 2020 Revenue1 205-210 400-425 700-900 GAAP Operating Income 295-300 (25)-(30) 75-105 Adj. EBITDA1 (24)-(27) 0-5 105-135 Free Cash Flow2 (100) – (105) (25)-(30) 75-105 Note1: For 2016 only, Revenue = Non-GAAP Gross Cash Generated from Customer Contracting Activities; Adjusted EBITDA = Non-GAAP Net Cash Generated from Customer Contracting Activities. Note2: Free Cash Flow, a non-GAAP measure, includes changes in customer deposits and accrued service costs: 2016 ~($50); 2017 ~($15)

6 Significant Improvement Since 2013 Driven by Consistent Focus Across 5 Key Areas  Simplified pricing improves customer alignment  Expanded engagement model Commercial Model 1  Adopted new architecture  Doubled IT development spend Technology Platform 3  Overhauled Shared Services  Created operating system Operational Framework 2  Overhauled organization and increased investment  Addressed internal control framework Compliance 5  CFO customer satisfaction up 94% since 2013  Contract KPI’s on average up 78% since 2013 Customer Performance 4 Significant Investment Made to Enable Scaling

7 Healthcare Provider Dynamics  Increasing transactional complexity and declining reimbursement Tighter Margins  Industry consolidation Infrastructure is not prepared to deliver scale advantages  Scarce capital Care-related investments and acquisitions prioritized Financial Pressures Increasing Complexity  Declining reimbursement  Increasing patient responsibility  Emerging payment models  ICD-10  Regional consolidation  Integration across continuum of care  Aged technology & fragmented solutions  Scarcity of human capital Industry Dynamics are Forcing Healthcare Providers to Review Mission Critical RCM Strategies Implications for Providers: Industry Consolidation Capital Constraints

8 Market Dynamics Structural Growth with Shift to External Services Providers Source: CMS NHE Projections, KPMG, R1 estimates 2015: $51.6B In-House RCM Spend External RCM Spend Outsourced RCM Services External RCM Apps / Software 52.2 8.8 7.7 16.5 Estimated Hospital Revenue Cycle Spend 43.3 4.5 3.8 8.3 15% CAGR 2020: $68.7B

9 Market Dynamics Impacting Traditional Approaches  Historical way market is served has not evolved to meet industry needs − Consulting, point-solution technologies, transactional outsourcing − Providers on the hook to get right outcome from fragmented solutions − 70% of providers are expected to change approach over next 4 years − Significant customer dissatisfaction  Market forces drive the need for a strong commercial partner − Fatigue with lack of results from historical approach − Provider consolidation increases pressure to deliver scale advantage − Healthcare reform drives increasing reimbursement complexity Holistic, High Performance Solution has the Potential to Drive Growth Higher than Current Market Projections

10 Our Approach . . . Holistic and Differentiated Relative to the Market One Trusted Partner to Optimize the Revenue Cycle  Acute (serves 89 hospitals, >$20B contracted NPR)  Physician (experience with 3,500+ physicians and >$1.8B NPR) CARE SETTING  Order to Intake  Care to Claim  Claim to Payment REVENUE CYCLE PHASES  Payor-based − Fee for Service, Risk-based  Patient-based − Insured/uninsured PAYMENT MODELS + Comprehensive Coverage of Provider Requirements + Flexible Delivery Models CO-MANAGED Embedded managers, processes & technologies in the organization OPERATING PARTNER Full, risk-sharing infrastructure partners MODULAR Targeted components of revenue cycle 1 2 3 PERFORMANCE STACKSM Robust and Proven Operating Model

# . . . Drives Meaningful Financial Improvement for Customers . . .

## **R1 vs. Customer Internal** (same customer)



Performance Metric Improvement
>10%
>25%
>100%
Income Statement
Bad Debt Expense
Denials
Bad Debt write-offs
Uncompensated Care (Bad Debt + Charity)
Insured Patient Yield
Uninsured Patient Yield
Balance Sheet
Discharged Not Final Billed
Total Gross AR Days
Credit AR Days
AR Days > 180
Customer Service
Average Speed to Answer
Call Abandonment Rate
+
+

## Summary of Impact

- Data sourced from independent 3rd Party
  - Validated for payment and service level agreement (SLA) service
- This translates into real financial impact. For typical $3B customer achieved over 3 year period….
  - $100M Income Statement improvement
  - $125M Balance Sheet working capital improvement

11

12 . . . And Outperforms Comparatives -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% Provider 1 Provider 2 Provider 3 Ascension - R1 Better Performance Drives Superior Overall Economics For Providers AR Days1 Performance – % Increase/(Decrease) from FY 2011 2011 2012 2013 2014 2015 % Change – Decrease is Favorable (16.7%) + 9.8% + 22.9% + 25.7% % Incr. / (Decr.) from 2011 Source: Definitive Healthcare Note1: Gross Accounts Receivable divided by average daily Gross Revenue Comparison of a blinded cohort of $10Bn+ systems that are served by mature E2E RCM Providers

# Growth Roadmap

## Ascension Rollout Provides Growth Visibility Through 2020

- Strong execution of Ascension contracted business
- Maximize growth potential inside of Ascension (Physician/Acquisitions)

## Incremental New Business Wins

- Leverage brand launch & Ascension/TowerBrook partnership to expand pipeline
- Invest in commercial organization capability & capacity; increase external focus

## Expansion of Capabilities

- Maximize installed base to expand with full suite of R1 offerings (PAS, Technology)
- Utilize healthy balance sheet to develop M&A pipeline

## Drive Margin Expansion

- Commit capacity & technology to driving next wave of productivity
- Utilize 2016 investments to drive scaling benefits

**Ascension Contract + 2016 Investments Provide Confidence for Growth**

R1 | 13

14 Financial Highlights  2016 investments drive confidence to scale with leverage  Expect doubling top line and returning to profitability in 2017  High visibility in long range forecast − Contracted customers with high recurring revenue  Healthy balance sheet: strong cash balance, no debt  Adopting new revenue recognition in 2017 to simplify GAAP reporting Contracted Revenue and 2016 Investments Drive Confidence in Future Profitability

15 Capital Structure  ~$180 million in cash and equivalents, as of 12/31/16  No Debt  Ascension/TowerBrook investment vehicle has warrants to acquire 60 million common shares at $3.50 per share  Can be exercised on a cash or cashless basis Warrants Cash and Debt  $200 million investment by Ascension/TowerBrook in February 2016  Equivalent to 80 million common shares issued, with 8% annual dividend payable in kind on a quarterly basis for 7 years, and cash thereafterConvertible Preferred Stock Common-equivalent share count progression (M shares) Feb. 2016 Dec. 2017 Dec. 2020 80.0 91.0 115.4  107 million shares outstanding as of 12/31/16Common Stock

16 Market Offerings and Financial Impact Three Compelling Offerings that Meet our Customers' Needs Revenue EBITDA contribution Year 1 Year 5 70-80 120-150 30-40 $M ~(12) 5-15 30-50 15-20 ~(2.0) 10-20 3-12 $M $M 10-20 3-12 Co-ManagedOperating Partner Modular Illustrative Revenue and EBITDA contribution based on typical $3B NPR Year 1 Year 5 Year 1 Year 5

17 Financial Model for Operating Partner Offering Evolution of Contribution of $3B NPR Profitability Trends Up as Model is Fully Deployed Growth  Deploy transition resources  Perform financial assessment  Invest in infrastructure  Implement technology  Finalize employee transitions  Transfers to Shared Services  Complete standardization  Steady state org structure  Continuous optimization: − KPI metric improvement − Technology advancement − Productivity improvement Financial Impact – $M Mid-Point of Range Revenue 120 EBITDA contribution 17 EBITDA contribution % 14% 0 – 12 Months 12 – 36 Months 36+ Months Launch Steady State Financial Impact – $M Mid-Point of Range Revenue 75 EBITDA contribution (12) EBITDA contribution % (16%) Financial Impact – $M Mid-Point of Range Revenue 135 EBITDA contribution 35 EBITDA contribution % 26% Illustrative

18 Long Term Outlook Accelerating Growth 2017 to 2020 Positioned to Drive 2017 Profitability & Meet 2020 Projections 2017 Outlook & Improvement from 2016  High visibility to 2020 projections  Currently contracted business delivers 90%+ of the low end of the 2020 projection  Expect to turn cash flow positive in 2H 2017 Highlights $M 2016 2017 2020 Revenue1 205-210 400-425 700-900 GAAP Operating Income 295-300 (25)-(30) 75-105 Adj. EBITDA1 (24)-(27) 0-5 105-135 Free Cash Flow2 (100) – (105) (25)-(30) 75-105 Note1: For 2016 only, Revenue = Non-GAAP Gross Cash Generated from Customer Contracting Activities; Adjusted EBITDA = Non-GAAP Net Cash Generated from Customer Contracting Activities. Note2: Free Cash Flow, a non-GAAP measure, includes changes in customer deposits and accrued service costs: 2016 ~($50); 2017 ~($15)

19 Investment Summary RCM market continues to be underdeveloped with high-growth potential Significant investments made since 2013 to strengthen and re-establish leadership position Only pure-play RCM provider with a comprehensive technology- enabled solution Compelling growth story underpinned by strong fundamentals

20 Use of Non-GAAP Financial Measures  In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation on a projected basis. These include Gross Cash Generated from Customer Contracting Activities, Net Cash Generated from Customer Contracting Activities , Free Cash Flow, and adjusted EBITDA. Our Board and management team use these non- GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees.  Gross Cash Generated from Customer Contracting Activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, Gross Cash Generated from Customer Contracting Activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net Cash Generated from Customer Contracting Activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings. The Company anticipates that it will no longer report Gross Cash Generated from Customer Contracting Activities and Net Cash Generated from Customer Contracting Activities once it adopts the new revenue recognition accounting standard in 2017.  Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation, transaction-related expenses, reorganization-related expenses and certain other items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses Gross and Net Cash Generated from Customer Contracting Activities to better compare cash flows to operating performance.  Free Cash Flow is defined as cash flow from operations, less capital expenditures. For 2017 and 2020 the Company expects Free Cash Flow to be approximately equal to GAAP Operating Income provided on slide 21 and, therefore, no reconciliation is provided.  Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities balance in the consolidated balance sheet available in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.  These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

21 Reconciliation of GAAP to Non-GAAP Financial Measures ($M) 2016 GAAP Revenue 589-594 Change in deferred customer billings ~(384) Gross Cash Generated from Customer Contracting Activities 205-210 Reconciliation of GAAP Revenue Guidance to Non-GAAP Gross Cash Generated from Customer Contracting Activities Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance ($M) 2016 2017 2020 GAAP Operating Income Guidance 295-300 (25) - (30) 75 - 105 Plus: Change in deferred customer billings ~(384) 0 0 Depreciation and amortization expense ~10 ~15 10 - 15 Share-based compensation expense ~28 ~13 10 - 15 Transaction costs, severance and other ~22 ~5 ~5 Adjusted EBITDA Guidance (24) - (27) 0 - 5 105 - 135 1 Note1: For 2016, Adjusted EBITDA = Non-GAAP Net Cash generated from customer contracting activities. ($M) 2016 GAAP Operating Income 295 - 300 Adjustments to reconcile Operating Income to Fee Cash Flow: Change in customer liabilities ~(434) Change in other assets and liabilities ~5 Depreciation and amortization expense ~10 Share-based compensation expense ~28 Capital expenditures ~(14) Free Cash Flow (100) - (105) Reconciliation of 2016 GAAP Operating Income to Free Cash Flow